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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1997 included in MicroTouch Systems, Inc.'s Form 10-K for the year ended December 31, 1996.

                                                 ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 24, 1997